Exhibit 4.15

OTSAR HA-HAYAL	Name of clerk:
FIBI GROUP	Shift:	Page: Time: :
	Name of customer:	VIRYANET LTD.
To	Account no.:	XXXX Date 6.7.11
Bank Otsar Ha-Hayal Ltd.	Loan no.:	108
Branch Central - 357

APPLICATION FOR A LOAN IN NIS

Within the framework of the general conditions for account management and the general conditions for loans in Israeli currency and in foreign currency (hereinafter: “the general conditions”), which were signed by us and subject to the terms thereof, we request that you provide us with a loan in New Israeli Shekels as specified hereinafter:

1.	The loan amount: NIS 750,000.

2.	The loan provision day: Day the account is credited in the loan amount.

3.	The interest rate

☐	Fixed interest – at a rate of % per annum (adjusted interest of % per annum).

☒	Variable interest (prime +) – at the prime interest rate with the addition of a spread at a rate of 3.5 % per annum (the prime interest with the addition of the spread on the day of the application is 8.25% per annum, adjusted interest of 8.57% per annum).

☐	Variable interest (prime -) – at the prime interest rate less a spread at a rate of % per annum (the prime interest less the spread on the day of the application is % per annum, adjusted interest of % per annum).

For the removal of doubt, it is hereby clarified that in any event, the total interest (the prime interest less the spread) shall not be lower than 0%.

4.	Maturity dates of the loan:

☐	Principal and interest payments

a.	Maturity dates of the loan principal

☒	Monthly payments

In 49 equal and consecutive payments in the sum of NIS 18,080.50 each, every 1 month on the 6th day of the month starting of 6/7/2012.

☐	Quarterly payments

L 24 M OH | 11.09	Bank Otsar Ha-Hayal Ltd. | www.bankotsar.co.il
[Each page stamped and signed by VIRYANET LTD]

In          equal and consecutive payments in the sum of NIS              each, on the last day of the months of March, June, September and December of each year, as of         /        /            .

☐	One payment

On         /        /            .

☐	Equal payments – individual

By payments and at times as specified in Form L-24 (a), which is attached hereto as an appendix to this application.

☐	Varied payments – series of payments

By payments and at times as follows:

         equal and consecutive payments in the sum of NIS                      each, every          month/s as of         /        /            .

         equal and consecutive payments in the sum of NIS                      each, every          month/s as of         /        /            .

         equal and consecutive payments in the sum of NIS                      each, every          month/s as of         /        /            .

         equal and consecutive payments in the sum of NIS                      each, every          month/s as of         /        /            .

         equal and consecutive payments in the sum of NIS                      each, every          month/s as of         /        /            .

b.	Maturity dates of the interest

☐	On the maturity date(s) of the loan principal as specified above.

☐	On the last day of the months of March, June, September and December of each year as of / / and a last payment on the day of maturity of the last payment on account of the loan principal.

☐	Every month/s on the day of the month as of / / and a last payment on the day of maturity of the last payment on account of the loan principal.

c.	Payment / accrual of interest during a “grace” period / “bullet” loan

☐	Payment of interest during a deferment period of the principal payments (“grace”), at different times that those specified in sub-clause (b) above:

From the loan provision day and until the end of the “grace” period, the interest on the loan principal shall be paid at the below specified times –

☐	On the last day of each calendar month as of / / .

☐	On the last day of the months of March, June, September and December of each year as of / / .

L 24 M OH | 11.09	Bank Otsar Ha-Hayal Ltd. | www.bankotsar.co.il
[Each page stamped and signed by VIRYANET LTD]

☒	Every month on the 6th day of the month starting 6/8/11.

☐	Accrual of interest with a “bullet” loan, wherein also the principal and also the interest are paid in one payment at the end of the loan period:

From the loan provision day onward, the interest on the loan principal shall accrue and be added to the loan principal at each one of the following times, and it shall also bear compound interest at the rate set forth in clause 3 above:

☐	On the last day of each calendar* month / calendar* year.

☐	On the last day of the months of March, June, September and December of each year.

☐	At the end of each period of month/s on the day of the month as of / / .

☐	Accrual of interest during a deferment period of the interest payments (“grace”):

From the loan provision day and until the end of the “grace” period, the interest on the loan principal shall accrue and be added to the loan principal at each one of the following times, and it shall also bear compound interest at the rate set forth in clause 3 above.

☐	On the last day of each calendar* month / calendar* year.

☐	On the last day of the months of March, June, September and December of each year.

☐	At the end of each period of month/s on the day of the month as of / / .

From the end of the “grace” period, the interest that has so accrued shall be paid as part of the loan principal.

☐	Payment of principal and interest in equal payments (Spitzer method loan):

a.	The loan principal and the interest thereon shall be paid in equal and consecutive payments in the sum of NIS each, every month/s on the day of the month as of / / .

b.	The interest on the loan principal, in respect of the period from the loan provision day and until the start day of the calculation according to the Spitzer method shall be paid on the day that precedes such aforesaid start day of the calculation.

c.	If the loan was provided at variable interest and a change occurs in the prime interest rate, the Bank shall recalculate the amount of the remaining payments on account of the loan principal and the new interest thereon. A revised calculation of the first payment subsequent to the change shall be performed according to the period in which each one of the relevant prime interest rates was in effect. If a number of changes have occurred in the prime interest rate, during the course of any payment period, the Bank shall act as aforesaid in relation to each one of the changes.

L 24 M OH | 11.09	Bank Otsar Ha-Hayal Ltd. | www.bankotsar.co.il
[Each page stamped and signed by VIRYANET LTD]

5.	Commissions

a.	Handling fee for credit and guarantees – standard documents in the sum of NIS 6000, which is to be paid on the loan provision day.

b.	Collection fee in respect of periodic repayment, in the sum of NIS , as of today, which is to be paid on the maturity date of each payment on account of the loan principal or the loan principal and the interest.

c.	Nominal commission for recording an account transaction in the sum of NIS as of today (subject to another arrangement, if any) in respect of recording the loan in the account on the date of provision thereof as well as in respect of any periodic repayment of the loan. The commission is collected at the beginning of each month, in respect of the preceding month.

d.	Additional expenses / charges, which are collected in advance: NIS .

6.	Effective cost

The effective cost of the loan, where it is calculated according to the relevant data as is the rate thereof on the day of the application, is 8.7065 % per annum.

7.	Non-timely payment

Without derogating from your right to call for immediate payment of the loan according to the provisions of the general conditions, any amount of the loan payments that is not paid by us on the maturity date shall bear interest as specified in the general conditions, which shall accrue and that shall also bear compound interest, as aforesaid, in the frequency and at times according to the maturity dates / accrual of the interest or at the end of each calendar quarter or on any other period, all at the option of the Bank and subject to the provisions of any law.

8.	Prepayment

Prepayment of the loan, in whole or in part, prior to the maturity dates set therefor, shall be debited with payment of a prepayment commission and any other payment, as shall be prescribed by the Bank at the time of the prepayment.

If the Bank is allowed, pursuant to provisions of any law, to collect prepayment commissions and/or any other payment at different rates, the Bank shall collect the highest rate among them. Furthermore, the Bank shall be allowed to stipulate the prepayment on payment of minimum payment rates on partial payment of the loan and/or on giving prior notice and/or on any other condition.

9.	Interpretation

The terms in this application shall have the meanings given thereto in the general conditions, unless stated otherwise.

[Stamp and signature] VIRYANET LTD

_______________________

L 24 M OH | 11.09	Bank Otsar Ha-Hayal Ltd. | www.bankotsar.co.il
[Each page stamped and signed by VIRYANET LTD]

For internal use	Customer signature

OTSAR HA-HAYAL	Name of clerk:	________________
FIBI GROUP	Shift:	Page: Time: :
	Name of customer:	VIRYANET LTD.
To	Account no.:	XXXX Date 6.9.11
Bank Otsar Ha-Hayal Ltd.	Loan no.:	205
Branch Central

APPLICATION FOR A LOAN IN NIS

Within the framework of the general conditions for account management and the general conditions for loans in Israeli currency and in foreign currency (hereinafter: “the general conditions”), which were signed by us and subject to the terms thereof, we request that you provide us with a loan in New Israeli Shekels as specified hereinafter:

10.	The loan amount: NIS 1,350,000.

11.	The loan provision day: Day the account is credited in the loan amount.

12.	The interest rate

☐	Fixed interest – at a rate of % per annum (adjusted interest of % per annum).

☒	Variable interest (prime +) – at the prime interest rate with the addition of a spread at a rate of 3.5 % per annum (the prime interest with the addition of the spread on the day of the application is 8.25% per annum, adjusted interest of 8.5658% per annum).

☐	Variable interest (prime -) – at the prime interest rate less a spread at a rate of % per annum (the prime interest less the spread on the day of the application is % per annum, adjusted interest of % per annum).

For the removal of doubt, it is hereby clarified that in any event, the total interest (the prime interest less the spread) shall not be lower than 0%.

13.	Maturity dates of the loan:

☐	Principal and interest payments

a.	Maturity dates of the loan principal

☒	Monthly payments

In 49 equal and consecutive payments in the sum of NIS 32,545 each, every 1 month on the 6th day of the month starting of 6/7/2012.

☐	Quarterly payments

In          equal and consecutive payments in the sum of NIS                  each, on the last day of the months of March, June, September and December of each year, as of         /        /        .

L 24 M OH | 11.09	Bank Otsar Ha-Hayal Ltd. | www.bankotsar.co.il
[Each page stamped and signed by VIRYANET LTD]

☐	One payment

On         /        /

☐	Equal payments - individual

By payments and at times as specified in Form L-24 (a), which is attached hereto as an appendix to this application.

☐	Varied payments – series of payments

By payments and at times as follows:

         equal and consecutive payments in the sum of NIS                      each, every      month/s as of         /        /        .

         equal and consecutive payments in the sum of NIS                      each, every      month/s as of         /        /        .

         equal and consecutive payments in the sum of NIS                      each, every      month/s as of         /        /        .

         equal and consecutive payments in the sum of NIS                      each, every      month/s as of         /        /        .

         equal and consecutive payments in the sum of NIS                      each, every      month/s as of         /        /        .

b.	Maturity dates of the interest

☐	On the maturity date(s) of the loan principal as specified above.

☐	On the last day of the months of March, June, September and December of each year as of / / and a last payment on the day of maturity of the last payment on account of the loan principal.

☐	Every month/s on the day of the month as of / / and a last payment on the day of maturity of the last payment on account of the loan principal.

c.	Payment / accrual of interest during a “grace” period / “bullet” loan

☐	Payment of interest during a deferment period of the principal payments (“grace”), at different times that those specified in sub-clause (b) above:

From the loan provision day and until the end of the “grace” period, the interest on the loan principal shall be paid at the below specified times –

☐	On the last day of each calendar month as of / / .

☐	On the last day of the months of March, June, September and December of each year as of / / .

☒	Every month on the 7th day of the month starting 7/10/11.

L 24 M OH | 11.09	Bank Otsar Ha-Hayal Ltd. | www.bankotsar.co.il
[Each page stamped and signed by VIRYANET LTD]

☐	Accrual of interest with a “bullet” loan, wherein also the principal and also the interest are paid in one payment at the end of the loan period:

From the loan provision day onward, the interest on the loan principal shall accrue and be added to the loan principal at each one of the following times, and it shall also bear compound interest at the rate set forth in clause 3 above:

☐	On the last day of each calendar* month / calendar* year.

☐	On the last day of the months of March, June, September and December of each year.

☐	At the end of each period of month/s on the day of the month as of / / .

☐	Accrual of interest during a deferment period of the interest payments (“grace”):

From the loan provision day and until the end of the “grace” period, the interest on the loan principal shall accrue and be added to the loan principal at each one of the following times, and it shall also bear compound interest at the rate set forth in clause 3 above.

☐	On the last day of each calendar* month / calendar* year.

☐	On the last day of the months of March, June, September and December of each year.

☐	At the end of each period of month/s on the day of the month as of / / .

From the end of the “grace” period, the interest that has so accrued shall be paid as part of the loan principal.

☐	Payment of principal and interest in equal payments (Spitzer method loan):

d.	The loan principal and the interest thereon shall be paid in equal and consecutive payments in the sum of NIS each, every month/s on the day of the month as of / / .

e.	The interest on the loan principal, in respect of the period from the loan provision day and until the start day of the calculation according to the Spitzer method shall be paid on the day that precedes such aforesaid start day of the calculation.

f.	If the loan was provided at variable interest and a change occurs in the prime interest rate, the Bank shall recalculate the amount of the remaining payments on account of the loan principal and the new interest thereon. A revised calculation of the first payment subsequent to the change shall be performed according to the period in which each one of the relevant prime interest rates was in effect. If a number of changes have occurred in the prime interest rate, during the course of any payment period, the Bank shall act as aforesaid in relation to each one of the changes.

L 24 M OH | 11.09	Bank Otsar Ha-Hayal Ltd. | www.bankotsar.co.il
[Each page stamped and signed by VIRYANET LTD]

14.	Commissions

a.	Handling fee for credit and guarantees – standard documents in the sum of NIS 10,800, which is to be paid on the loan provision day. 0.8% State Guarantee fees.

b.	Collection fee in respect of periodic repayment, in the sum of NIS , as of today, which is to be paid on the maturity date of each payment on account of the loan principal or the loan principal and the interest.

c.	Nominal commission for recording an account transaction in the sum of NIS as of today (subject to another arrangement, if any) in respect of recording the loan in the account on the date of provision thereof as well as in respect of any periodic repayment of the loan. The commission is collected at the beginning of each month, in respect of the preceding month.

d.	Additional expenses / charges, which are collected in advance: NIS .

15.	Effective cost

The effective cost of the loan, where it is calculated according to the relevant data as is the rate thereof on the day of the application, is 8.6920% per annum.

16.	Non-timely payment

Without derogating from your right to call for immediate payment of the loan according to the provisions of the general conditions, any amount of the loan payments that is not paid by us on the maturity date shall bear interest as specified in the general conditions, which shall accrue and that shall also bear compound interest, as aforesaid, in the frequency and at times according to the maturity dates / accrual of the interest or at the end of each calendar quarter or on any other period, all at the option of the Bank and subject to the provisions of any law.

17.	Prepayment

Prepayment of the loan, in whole or in part, prior to the maturity dates set therefor, shall be debited with payment of a prepayment commission and any other payment, as shall be prescribed by the Bank at the time of the prepayment.

If the Bank is allowed, pursuant to provisions of any law, to collect prepayment commissions and/or any other payment at different rates, the Bank shall collect the highest rate among them. Furthermore, the Bank shall be allowed to stipulate the prepayment on payment of minimum payment rates on partial payment of the loan and/or on giving prior notice and/or on any other condition.

18.	Interpretation

The terms in this application shall have the meanings given thereto in the general conditions, unless stated otherwise.

[Stamp and signature] VIRYANET LTD

For internal use	Customer signature

L 24 M OH | 11.09	Bank Otsar Ha-Hayal Ltd. | www.bankotsar.co.il
[Each page stamped and signed by VIRYANET LTD]